Exhibit 4.1

NINTH SUPPLEMENTAL INDENTURE

dated as of September 26, 2014

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

7.25% Senior Secured First Lien Notes due 2020

THIS NINTH SUPPLEMENTAL INDENTURE, dated as of September 26, 2014 (this “Ninth Supplemental Indenture”), to the Indenture dated as of October 2, 2012, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (in both such capacities, the “Trustee”) (as amended and supplemented to the date hereof, the “Indenture”).

W I T N E S S E T H:

WHEREAS, the Issuer’s 7.25% Senior Secured First Lien Notes due 2020 (the “Notes”) were issued under the Indenture and are guaranteed by the Company, K. HOV IP II, Inc., a California corporation (“K. HOV IP”), and each of the entities listed on Schedule I hereto (together with K. HOV IP, the “Guarantors”);

WHEREAS, the Issuer has solicited consents (each a “Consent” and collectively the “Consents”) of Holders to the amendment of the Indenture and to the Notes set forth in Section 2 of this Ninth Supplemental Indenture (the “Amendment”) upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated September 11, 2014 (the “Consent Solicitation Statement”), as modified by the Company’s Press Release, issued September 23, 2014, announcing the Issuer’s initial extension of the expiration date and the Supplement to the Consent Solicitation Statement, dated September 25, 2014, and the related Consent Form (collectively, the “Consent Documents”);

WHEREAS, Section 9.02 of the Indenture provides that the Issuer, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the written consent of the Holders of a majority in principal amount of the outstanding Notes;

WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consents from Holders of more than a majority of the outstanding aggregate principal amount of the Notes to effect the Amendment;

WHEREAS, the Issuer, the Company and the Guarantors have been authorized by a resolution of their respective Board of Directors, or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Ninth Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the Guarantors to make this Ninth Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Company, the Guarantors and the Trustee hereby agree as follows:

2

SECTION 1. Definitions.

Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

SECTION 2. Modification of Certain Definitions in Article 1.

The definition of “Permitted Indebtedness” in Article 1 of the Indenture is amended by (i) deleting the “and” at the end of clause (l), (ii) deleting the “.” at the end of clause (m) and replacing it with “; and” and (iii) adding, after the end of clause (m) a new clause (n) as follows:

“(n) Indebtedness in an aggregate principal amount outstanding at any one time not to exceed $300.0 million plus, in connection with the incurrence of any Refinancing Indebtedness in respect of Indebtedness incurred under this clause (n), the aggregate principal amount of additional Indebtedness incurred to fund accrued interest, premiums (including tender premiums) and fees and expenses incurred in connection with the refinancing of such Indebtedness; provided, that the net cash proceeds of Indebtedness initially incurred under this clause (n) (i) shall be pledged as Collateral of the Issuer, the Company or any Restricted Subsidiary and (ii) may not be used to invest in assets of a type not constituting Collateral of the Issuer, the Company or any Restricted Subsidiary.”

SECTION 3. This Ninth Supplemental Indenture will become effective immediately upon its execution and delivery but the Amendment set forth in Section 2 of this Ninth Supplemental Indenture will not become operative unless and until the Consent Consideration (as defined in the Consent Documents) is paid by the Issuer in accordance with the terms and conditions of the Consent Documents.

SECTION 4. This Ninth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. This Ninth Supplemental Indenture may be signed in various counterparts, which together will constitute one and the same instrument.

SECTION 6. This Ninth Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Ninth Supplemental Indenture will henceforth be read together.

SECTION 7. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

SECTION 8. If any provision of this Ninth Supplemental Indenture limits, qualifies or conflicts with another provision of this Ninth Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Ninth Supplemental Indenture is executed, the provision required by said Act shall control.

SECTION 9. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Ninth Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Guarantors.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC.,
as Issuer

By:	/s/ David G. Valiaveedan
Name:	David G. Valiaveedan
Title:	Vice President—Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David G. Valiaveedan
Name:	David G. Valiaveedan
Title:	Vice President—Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David G. Valiaveedan
Name:	David G. Valiaveedan
Title:	Chief Executive Officer and Treasurer

ON BEHALF OF EACH OF THE ENTITIES LISTED ON SCHEDULE I HERETO

By:	/s/ David G. Valiaveedan
Name:	David G. Valiaveedan
Title:	Vice President—Finance and Treasurer

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Joshua C. Jones
Name:	Joshua C. Jones
Title:	Assistant Vice President

[K. Hovnanian – Signature Page to 7.25% Supplemental Indenture]

SCHEDULE I

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

NEW LAND TITLE AGENCY, L.L.C.

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT BELCARA, LLC

STONEBROOK HOMES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

SEABROOK ACCUMULATION CORPORATION

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

WASHINGTON HOMES, INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

WTC VENTURES, L.L.C.

WOODMORE RESIDENTIAL, L.L.C.

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

KHH SHELL HALL LOAN ACQUISITION, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOVNANIAN WINDWARD HOMES, LLC

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN JUPITER FARMS, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN TERRA BELLA, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT CASA DEL MAR, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

GLENRISE GROVE, L.L.C.

ARBOR TRAILS, LLC

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT SAUGANASH GLEN, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

WH PROPERTIES, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT RODERUCK, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

PADDOCKS, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

PINE AYR, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW WEST, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER’S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT’S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

WESTMINSTER HOMES, INC.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN AT NEUSE RIVER, LLC

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN WYNDFALL ESTATES AT REGENCY, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT THE TOWNS AT CROSSROADS, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN CONSTRUCTION III, INC

LANDARAMA, INC.

K. HOVNANIAN CONSTRUCTION II, INC

MCNJ, INC.

EASTERN TITLE AGENCY, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

M&M AT CHESTERFIELD, LLC

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

M&M AT WEST ORANGE, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

BUILDER SERVICES NJ, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

F&W MECHANICAL SERVICES, L.L.C.

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

TERRAPIN REALTY, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT STATION SQUARE, L.L.C.

AUDDIE ENTERPRISES, L.L.C.

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT LONG HILL, L.L.C.

K. HOVNANIAN AT FRANKLIN III, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT CEDAR GROVE VI, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT MIDDLETOWN IV, LLC

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN BELDEN POINTE, LLC

NEW HOME REALTY, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

GOVERNOR’S ABSTRACT CO., INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT CAMP HILL, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

BUILDER SERVICES PA, L.L.C.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT CHADDS FORD, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

SHELL HALL LOAN ACQUISITION, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN’S FOUR SEASONS AT THE LAKES AT CANE BAY, LLC

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

PARK TITLE COMPANY, LLC

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

FOUNDERS TITLE AGENCY, INC.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

DULLES COPPERMINE, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT HUNTER’S POND, LLC

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN AT HUNTFIELD, LLC